CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pathfinder  Bancorp,  Inc.
Oswego,  New  York

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-53027) of Pathfinder Bancorp, Inc. of our report dated February 3, 2006, relating to the consolidated financial statements which appear in this Annual Report on Form 10-K.


                                                /s/  BEARD  MILLER  COMPANY  LLP


Beard  Miller  Company  LLP
Harrisburg,  Pennsylvania
March  24,  2006